EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT made as of the 10th day of January, 2006 by and between SPO MEDICAL INC.., a public company established under the laws of the State of Delaware (the "Company") and CHOSHEN ISRAEL GROUP of 445 Central Ave., Cedarhurst, NY (the "Purchaser").

                               W I T N E S S E T H

         WHEREAS, the Purchaser desires to subscribe for and purchase Eight Hundred Fifty Seven Thousand One Hundred and Forty Three (857,143) shares of Common Stock, par value $0.01, of the Company (the "Shares"), for a per share purchase price of $0.70 and an aggregate purchase price of $600,000 (the "Purchase Price");

         WHEREAS, the Company is willing to sell the Shares to the Purchaser on the terms and conditions set forth herein.

         NOW,   THEREFORE,   in  consideration  of  the  mutual  agreements  and
considerations set forth herein, the parties hereby agree as follows.

1.       Subscription for and Purchase of Stock

         Subject to the terms and conditions stated herein, the Purchaser hereby subscribes for and agrees to purchase, and the Company agrees to sell to the Purchaser, the Shares in consideration of the payment by the Purchaser of the Purchase Price.

2.       Representations of the Purchaser; Restrictions on Transfer

         2.1 General Restriction on Transfer. Except for transfers otherwise permitted by this Agreement or applicable law, the Purchaser agrees that it will not transfer any of the Shares.

         2.2 Not for Resale. The Purchaser represents that it is acquiring the Securities for investment for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Purchaser agrees that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (each a "Transfer") any of the Shares unless such Transfer complies with the provisions of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Securities Act"), or (ii) counsel for the Purchaser shall have furnished the Company with an opinion, acceptable to the Company, that no such registration is required because of the availability of an exemption under the Securities Act.

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         2.3   Certain   Permitted   Transfers.   Notwithstanding   the  general
prohibition on Transfers contained herein, the Company acknowledges and agrees that any Transfer in a private transaction which does not include a public distribution is permitted and need not require an opinion of counsel, provided, that prior to such Transfer, the transferee shall deliver to the Company a valid written undertaking to be bound by the terms of this Agreement.

         2.4 Rule 144 Sales. The Purchaser may sell at any time any of the Shares in a Rule 144 Transaction (as hereinafter defined); provided, that, each such sale shall be made in compliance with this Section 2.4. If any of the Shares are disposed of according to Rule 144 ("Rule 144 Transaction") under the Securities Act or otherwise, the Purchaser shall promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to filed with the Securities and Exchange Commission.

         2.5 Legend. Each certificate representing the Shares shall bear the standard restrictive legend.

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         2.6 Qualified Investor The Purchaser hereby represents and warrants to the Company as follows:

         (a) The Purchaser is an "accredited investor" as defined by Rule 501 under the Securities Act, and the Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company and has the capacity to protect the Purchaser's own interests. The Purchaser meets the requirements of at least one of the suitability standards for an "accredited investor" as set forth on the Accredited Investor Certification contained herein;

         (b) None of the Shares have been registered under the Securities Act or any state securities laws. The Purchaser understands that the offering and sale of the Shares is intended to be exempt from registration under the Act, by virtue of Section 4(2) and/or Section 4(6) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement;

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         (c) The  Purchaser  has  the  requisite  knowledge  and  experience  in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed investment decision with respect thereto, and it or its advisors have received such information requested by them concerning the Company in order to evaluate the merits or risks of making this investment. Further, it is acknowledged that the Purchaser or its attorney, accountant or advisor have had the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this investment and to obtain information relating to the Company.

         (d) The purchase of the Shares involves risks which it has evaluated, and is able to bear the economic risk of such purchase including the total loss of its investment. It has been advised of the current financial condition of the Company and of the possible adverse effects of such financial condition on the Company's general business.

3.       Company's Representations and Warranties

         3.1 The Company has all requisite power and authority to issue, sell and deliver the Shares in accordance with and upon the terms and conditions set forth in this Agreement, and all corporate action required to be taken by the Company for the due and proper authorization, issuance and delivery of the Shares will, upon delivery thereof, have been validly and sufficiently taken. The Shares, when sold and paid for as contemplated in this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and, except as otherwise provided by applicable law, free of all liens, claims and encumbrances.

         3.2 The Company has full corporate right, power and authority to enter into this Agreement and to issue the Shares, and this Agreement and the Shares have been or will be duly authorized, executed and delivered by the Company and constitutes or will constitute the valid and binding agreement of the Company.

4. Purchaser Fees. The Company shall pay to the Purchaser the sum of $20,000 towards the Purchaser's due diligence fees associated with the purchase of the Shares.

5.       Miscellaneous

         5.1 Notices. All notices and other communications provided herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by certified mail, postage prepaid, to a party's designated address set froth above, if sent by facsimile, to its facsimile number at such address.

         5.2 Counterparts; Entire Agreement. This Agreement may be executed in counterparts. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

         5.3 Binding Effect. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.


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         5.4  Amendment.  This  Agreement  may  be  amended  only  by a  written instrument signed by the parties hereto which specifically states that it is amending this Agreement.

         5.5 Applicable Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with, the laws of the State of New York.

         5.6 Headings. The headings herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit, expand or otherwise affect any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                             SPO MEDICAL INC.


                                             By:
                                                ------------------------


                                             CHOSHEN ISRAEL GROUP


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